Exhibit 99.2
W. P. Carey Inc.

Supplemental Information
Third Quarter 2014

W. P. Carey Inc. unaudited supplemental financial and operating information.

Important Disclosures About This Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC,” “the Company,” “we,” “us,” and “our” include W. P. Carey Inc., its consolidated subsidiaries, and predecessors, unless otherwise indicated. The “CPA®:16 Merger” means our merger with Corporate Property Associates 16 – Global Incorporated, or CPA®:16 – Global, which was completed on January 31, 2014. “CPA® REITs” means CPA®:16 – Global (through the date of the CPA®:16 Merger), Corporate Property Associates 17 – Global Incorporated, or CPA®:17 – Global, and Corporate Property Associates 18 – Global Incorporated, or CPA®:18 – Global. “Managed REITs” means the CPA® REITs and Carey Watermark Investors Incorporated, or CWI. "U.S." means United States.

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO, adjusted funds from operations, previously referred to as funds from operations – as adjusted, or AFFO, earnings before interest, taxes, depreciation, and amortization, or EBITDA, adjusted EBITDA, pro rata cash net operating income, or pro rata cash NOI, and normalized pro rata cash NOI. A description of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures as well as a description of other metrics presented are provided within the Appendix to this supplemental package. FFO is a non-GAAP measure defined by the National Association of Real Estate Investments Trusts, or NAREIT.

W. P. Carey Inc.
Supplemental Information – Third Quarter 2014

W. P. Carey Inc.
Overview – Third Quarter 2014

Summary Metrics
As of or for the three months ended September 30, 2014.

Financial Results
Real estate revenues, excluding reimbursable tenant costs – consolidated ($'000)			$157,941
Revenues from the Managed REITs, excluding reimbursable costs – consolidated ($'000)			17,011
Net income attributable to W. P. Carey ($’000)			27,337
Net income attributable to W. P. Carey per diluted share			0.27
Normalized pro rata cash NOI ($’000) (a)			159,004
Adjusted EBITDA ($'000) (b)			161,445
AFFO ($'000) (c)			114,367
AFFO per diluted share (c)			1.13

Distributions declared per share – current quarter			0.940
Distributions declared per share – current quarter annualized			3.76
Dividend yield (annualized, based on end of period share price)			5.9%
Dividend payout (annualized) (d)			83.2%

Balance Sheet and Capitalization
Shares outstanding			104,014,166
Stock price – at quarter end			$63.77

Equity market capitalization ($'000)			6,632,983
Total pro rata debt outstanding ($'000) (e) (f)			3,746,514
Consolidated cash and cash equivalents ($'000) (f)			530,276
Enterprise value ($'000) (g)			9,849,221
Pro rata net debt ($'000) (h)			3,216,238
Total consolidated debt ($'000)			3,819,378
Gross assets ($’000) (i)			8,745,088
Liquidity ($'000) (j)			1,161,331

Pro rata net debt to enterprise value			32.7%
Pro rata net debt to adjusted EBITDA (annualized)			5.0x
Total consolidated debt to gross assets (f)			43.7%

Weighted-average interest rate (e)			4.5%
Weighted-average debt maturity (years) (e)			4.9

Standard & Poor's Rating Services (January 2014)			BBB (stable)
Moody's Investors Service (January 2014)			Baa2 (stable)

Owned Real Estate Portfolio (Pro Rata)
Number of net-leased properties			688
Number of operating properties			4
Number of tenants (net-leased properties)			215
ABR from Investment Grade tenants as a % of total ABR (net-leased properties) (k)			24.6%

Net-leased properties – square feet (millions)			80.8
Operating properties – square feet (millions) (l)			0.3
Total square feet (millions)			81.1

Occupancy – net-leased properties (%) (m)			98.1%
Weighted-average lease term (years)			8.5

Acquisitions – current quarter ($'000)			$163,346
Dispositions – current quarter ($'000)			370

Managed REITs	CPA® REITs	CWI	Total
AUM ($'000) (n)	$6,670,939	$1,643,487	$8,314,426
Acquisitions – current quarter ($'000)	122,810	—	122,810
Dispositions – current quarter ($'000)	—	—	—

Investing for the long runTM | 1

W. P. Carey Inc.
Overview – Third Quarter 2014

________

(a)
Normalized pro rata cash NOI is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how normalized pro rata cash NOI is calculated.

(b)	Adjusted EBITDA is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for a reconciliation of net income to adjusted EBITDA.

(c)	AFFO is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for a reconciliation of net income to AFFO.

(d)	Annualized dividend per share divided by annualized AFFO per share.

(e)	Presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(f)
In October 2014, we utilized $225.8 million of the net proceeds from our public equity offering to pay down a portion of the amount outstanding under our Senior Unsecured Credit Facility – Revolver. This reduced both total pro rata debt outstanding and cash and cash equivalents. Reflecting this paydown, total consolidated debt to gross assets would have been 42.2% as of September 30, 2014.

(g)
Represents equity market capitalization plus total pro rata debt outstanding, less consolidated cash and cash equivalents. See the Terms and Definitions section in the Appendix for a description of pro rata.

(h)	Represents total pro rata debt outstanding less consolidated cash and cash equivalents. See the Terms and Definitions section in the Appendix for a description of pro rata.

(i)	Gross assets represent consolidated total assets before accumulated depreciation.

(j)	Represents availability on our Senior Unsecured Credit Facility – Revolver plus cash and cash equivalents.

(k)
Investment Grade tenants are defined as those having a BBB- rating or higher by Standard & Poor’s Rating Services. Percentage of portfolio is calculated based on contractual minimum annualized base rent, or ABR, as of September 30, 2014.

(l)	Comprised of our two self-storage properties and two hotel properties.

(m)
Represents occupancy for our net-leased properties. Occupancy for our two self-storage properties was 93.6% as of September 30, 2014. Occupancy for our two hotels was 84.5% for the nine months ended September 30, 2014.

(n)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable.

Investing for the long runTM | 2

W. P. Carey Inc.
Overview – Third Quarter 2014

Components of Net Asset Value
In thousands, except shares, per share amounts, and percentages.

Real Estate	Three Months Ended Sep. 30, 2014	Annualized
Owned Real Estate:	A	A x 4
Normalized pro rata cash NOI (a)	$159,004	$636,016

Operating Partnership Interests in Real Estate Cash Flow of Managed REITs: (b)
CPA®:17 – Global (10% of Available Cash)	6,111	24,444
CPA®:18 – Global (10% of Available Cash)	590	2,360
CWI (8% of Available Cash)	1,193	4,772
	7,894	31,576
Investment Management
Investment Management Revenues:
Asset management revenue	9,088	36,352
Structuring revenue	5,487	21,948
	14,575	58,300

Balance Sheet - Selected Information (Consolidated Unless Otherwise Stated)		As of Sep. 30, 2014
Assets:
Cash and cash equivalents (c)		$530,276
Due from affiliates		26,075
Other assets, net:
Restricted cash, including escrow		$118,410
Other intangible assets, net		40,412
Straight-line rent adjustments		25,436
Notes receivable		20,983
Deferred charges		20,901
Accounts receivable		20,016
Prepaid expenses		19,433
Securities and derivatives		12,421
Leasehold improvements, furniture, and fixtures		10,282
Other		3,697
Total other assets, net		$291,991

Liabilities:
Total pro rata debt outstanding (c) (d)		$3,746,514
Distributions payable		98,996
Deferred income taxes		96,372
Accounts payable, accrued expenses and other liabilities:
Accounts payable and accrued expenses		$163,887
Prepaid and deferred rents		76,826
Tenant security deposits		36,390
Accrued income taxes payable		13,995
Straight-line rent adjustments		2,414
Other		852
Total accounts payable, accrued expenses and other liabilities		$294,364

Investing for the long runTM | 3

W. P. Carey Inc.
Overview – Third Quarter 2014

Other	Number of Shares Owned	NAV / Offering Price Per Share		Implied Value
	A	B		A x B
Ownership in Managed REITs: (e)
CPA®:17 – Global (2.5% ownership)	8,089,323	$9.50	(f)	$76,849
CPA®:18 – Global (0.2% ownership)	174,607	10.00	(g)	1,746
CWI (1.1% ownership)	1,017,067	9.00	(h)	9,154
				$87,749
________

(a)
Normalized pro rata cash NOI is a non-GAAP measure. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how normalized pro rata cash NOI is calculated.

(b)
We are entitled to receive distributions of our share of earnings up to 10% of the Available Cash of each of the Managed REITs, as defined in their respective operating partnership agreements. However, 20% of CWI’s special general partnership is owned by an unrelated third-party subadvisor

(c)
In October 2014, we utilized $225.8 million of the net proceeds from our public equity offering to pay down a portion of the amount outstanding under our Senior Unsecured Credit Facility – Revolver. This reduced both cash and cash equivalents and total pro rata debt outstanding.

(d)	Presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Excludes operating partnership interests.

(f)
The estimated net asset value per share, or NAV, for CPA®:17 – Global was determined as of December 31, 2013. WPC calculated CPA®:17 – Global’s NAV by relying in part on an estimate of the fair market value of CPA®:17 – Global’s provided by a third party, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party) as well as other adjustments.

(g)	The offering price shown is the initial offering price for shares of CPA®:18 – Global’s Class A common stock, as WPC owns shares of CPA®:18 – Global’s Class A common stock.

(h)
CWI’s NAV was calculated by WPC, relying in part on appraisals of the fair market value of CWI’s real estate portfolio and mortgage debt provided by third parties. The net amount was then adjusted for estimated disposition costs (including estimates of expenses, commissions, and fees payable to WPC) and CWI’s other net assets and liabilities at the same date. CWI’s NAV was estimated at $10.24 per share as of September 30, 2013, and was based on shares of common stock outstanding at November 30, 2013. In December 2013, CWI declared a special stock dividend in which stockholders of record as of the close of business on December 16, 2013 received 0.1375 shares of its common stock for each share owned. Shares were issued on December 19, 2013. As a result of the increased number of outstanding shares of CWI’s common stock due to the stock dividend, CWI’s estimated NAV was adjusted from $10.24 to $9.00. This adjustment facilitates equivalent treatment of investors in CWI’s initial public offering and investors in its follow-on offering and enables CWI to offer its stock in the follow-on offering at a consistent price of $10.00 per share, inclusive of commissions and offering costs.

Investing for the long runTM | 4

W. P. Carey Inc.

Financial Results
Third Quarter 2014

Investing for the long runTM | 5

W. P. Carey Inc.
Financial Results – Third Quarter 2014

Consolidated Statements of Income
In thousands, except share and per share amounts. Unaudited.

	Three Months Ended
	Sep. 30, 2014	Jun. 30, 2014	Mar. 31, 2014
Revenues			(Revised) (a)
Real estate revenues:
Lease revenues	$149,243	$148,253	$123,068
Operating property revenues	8,338	8,251	4,992
Reimbursable tenant costs	6,271	5,749	6,014
Lease termination income and other	360	14,481	1,000
	164,212	176,734	135,074
Revenues from the Managed REITs:
Reimbursable costs	14,722	41,925	39,732
Asset management revenue	9,088	9,045	9,777
Structuring revenue	5,487	17,254	17,750
Dealer manager fees	2,436	7,949	6,676
	31,733	76,173	73,935
	195,945	252,907	209,009
Operating Expenses
Depreciation and amortization	59,524	63,445	52,673
Reimbursable tenant and affiliate costs	20,993	47,674	45,746
General and administrative	20,261	19,133	22,671
Property expenses, excluding reimbursable tenant costs	10,391	11,211	8,418
Stock-based compensation expense	7,979	7,957	7,043
Impairment charges	4,225	2,066	—
Dealer manager fees and expenses	3,847	6,285	5,424
Merger and property acquisition expenses	618	1,137	29,613
Subadvisor fees (b)	381	2,451	18
	128,219	161,359	171,606
Other Income and Expenses
Net income from equity investments in real estate and the Managed REITs	11,610	9,452	14,262
Gain on change in control of interests (a)	—	—	104,645
Interest expense	(46,534)	(47,733)	(39,075)
Other income and (expenses)	(4,080)	(872)	(5,451)
	(39,004)	(39,153)	74,381
Income from continuing operations before income taxes and gain (loss) on sale of real estate	28,722	52,395	111,784
Provision for income taxes	(901)	(8,021)	(2,254)
Income from continuing operations before gain (loss) on sale of real estate	27,821	44,374	109,530
Income from discontinued operations, net of tax	235	26,421	6,406
Gain (loss) on sale of real estate, net of tax	260	(3,823)	80
Net Income	28,316	66,972	116,016
Net income attributable to noncontrolling interests	(993)	(2,344)	(1,578)
Net loss (income) attributable to redeemable noncontrolling interest	14	111	(262)
Net Income Attributable to W. P. Carey	$27,337	$64,739	$114,176
Basic Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$0.27	$0.38	$1.20
Income from discontinued operations attributable to W. P. Carey	—	0.26	0.07
Net Income Attributable to W. P. Carey	$0.27	$0.64	$1.27
Diluted Earnings Per Share
Income from continuing operations attributable to W. P. Carey	$0.27	$0.38	$1.19
Income from discontinued operations attributable to W. P. Carey	—	0.26	0.07
Net Income Attributable to W. P. Carey	$0.27	$0.64	$1.26
Weighted-Average Shares Outstanding
Basic	100,282,082	100,236,362	89,366,055
Diluted	101,130,448	100,995,225	90,375,311
Amounts Attributable to W. P. Carey
Income from continuing operations, net of tax	$27,107	$38,275	$107,635
Income from discontinued operations, net of tax	230	26,464	6,541
Net Income	$27,337	$64,739	$114,176
Distributions Declared Per Share	$0.940	$0.900	$0.895

Investing for the long runTM | 6

W. P. Carey Inc.
Financial Results – Third Quarter 2014

________

(a)
Gain on change in control of interests for the three months ended March 31, 2014 represents a gain of $74.4 million recognized on our previously-held interest in shares of CPA®:16 – Global common stock, and a gain of $30.2 million recognized on the purchase of the remaining interests in nine investments from CPA®:16 – Global, which we had previously accounted for under the equity method. During the second quarter of 2014, we identified certain measurement period adjustments which increased the fair value of our previously-held interest in shares of CPA®:16 – Global common stock by $1.3 million. We did not record this adjustment during the three months ended June 30, 2014, but rather in the three months ended March 31, 2014. Consequently, amounts presented above for gain on change in control of interests and net income for the three months ended March 31, 2014 differ from amounts presented in the first quarter filings.

(b)
We earn investment management revenue from CWI. Pursuant to the terms of the subadvisory agreement, we pay a subadvisory fee equal to 20% of the amount of fees paid to us by CWI, including but not limited to: acquisition fees, asset management fees, loan refinancing fees, property management fees, and subordinated disposition fees, each as defined in the advisory agreement. We also pay to the subadvisor 20% of the net proceeds resulting from any sale, financing, or recapitalization or sale of securities by us, the advisor.

Investing for the long runTM | 7

W. P. Carey Inc.
Financial Results – Third Quarter 2014

Reconciliation of Net Income to AFFO
In thousands, except share and per share amounts.

	Three Months Ended
	Sep. 30, 2014	Jun. 30, 2014	Mar. 31, 2014
			(Revised) (a)
Net income attributable to W. P. Carey	$27,337	$64,739	$114,176
Adjustments:
Depreciation and amortization of real property	58,355	62,354	51,620
Impairment charges	4,225	2,066	—
Gain on sale of real estate, net	(259)	(25,582)	(3,176)
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(2,924)	(2,586)	(3,492)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO	457	533	1,265
Total adjustments	59,854	36,785	46,217
FFO (as defined by NAREIT) (b)	87,191	101,524	160,393
Adjustments:
Above- and below-market rent intangible lease amortization, net	14,432	17,124	13,486
Stock-based compensation	7,979	7,957	7,043
Other amortization and non-cash charges (c)	5,670	1,719	854
Straight-line and other rent adjustments	(1,791)	(8,999)	(2,669)
Tax benefit – deferred and other non-cash charges	(1,665)	(1,246)	(10,930)
Loss on extinguishment of debt	1,122	721	7,992
AFFO adjustments to equity earnings from equity investments	1,094	935	2,936
Amortization of deferred financing costs	1,007	999	1,025
Property acquisition expenses	609	224	100
Realized (gains) losses on foreign currency, derivatives, and other	(272)	159	661
Other (gains) losses, net	(86)	(13)	34
Merger expenses (d)	9	915	43,378
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO	(918)	259	(1,417)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	(14)	(32)	5
Gain on change in control of interests (a)	—	—	(104,645)
Total adjustments	27,176	20,722	(42,147)
AFFO (b)	$114,367	$122,246	$118,246

Summary
FFO (as defined by NAREIT) (b)	$87,191	$101,524	$160,393
FFO (as defined by NAREIT) per diluted share (b)	$0.86	$1.01	$1.77
AFFO (b)	$114,367	$122,246	$118,246
AFFO per diluted share (b)	$1.13	$1.21	$1.31
Diluted weighted-average shares outstanding	101,130,448	100,995,225	90,375,311

Investing for the long runTM | 8

W. P. Carey Inc.
Financial Results – Third Quarter 2014

________

(a)
Gain on change in control of interests for the three months ended March 31, 2014 represents a gain of $74.4 million recognized on our previously-held interest in shares of CPA®:16 – Global common stock, and a gain of $30.2 million recognized on the purchase of the remaining interests in nine investments from CPA®:16 – Global, which we had previously accounted for under the equity method. During the second quarter of 2014, we identified certain measurement period adjustments, which increased the fair value of our previously-held interest in shares of CPA®:16 – Global common stock by $1.3 million. We did not record this adjustment during the three months ended June 30, 2014, but rather in the three months ended March 31, 2014. Consequently, amounts presented above for gain on change in control of interests and net income for the three months ended March 31, 2014 differ from amounts presented in the first quarter filings.

(b)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(c)	Represents primarily unrealized gains and losses from foreign exchange and derivatives, as well as amounts for the amortization of contracts.

(d)
Amount for the three months ended March 31, 2014 included reported merger costs as well as income tax expense incurred in connection with the CPA®:16 Merger. Income tax expense incurred in connection with the CPA®:16 Merger represents the current portion of income tax expense, including the permanent difference incurred upon recognition of deferred revenue associated with the accelerated vesting of shares previously issued by CPA®:16 – Global for asset management and performance fees.

Investing for the long runTM | 9

W. P. Carey Inc.
Financial Results – Third Quarter 2014

Reconciliation of Consolidated Statement of Income to AFFO
In thousands, except per share amounts. Unaudited. Three months ended September 30, 2014.

We believe that the table below is useful for investors to help them better understand our business by illustrating the impact of each of our AFFO adjustments on our GAAP statement of income. This presentation is not an alternative to the GAAP statement of income, nor is AFFO an alternative to net income as determined by GAAP. The reconciliation of GAAP net income to AFFO required by SEC Regulation G, as well as other important disclosures regarding our calculation of AFFO and the limitations on its usefulness to investors, are presented in the Appendix.

	GAAP - Basis (a)	Add: Equity Investments (b)	Less: Noncontrolling Interests (c)	WPC's Pro Rata Share (d)	AFFO Adjustments		AFFO
Revenues	A	B	C	A + B + C = D	E		D + E
Real estate revenues:
Lease revenues (e)	$149,243	$4,181	$(6,420)	$147,004	$12,074	(g)	$159,078
Operating property revenues:
Hotel revenues	8,046	—	—	8,046	—		8,046
Self-storage revenues	292	—	(96)	196	—		196
Reimbursable tenant costs	6,271	38	(166)	6,143	—		6,143
Lease termination income and other	360	—	(12)	348	—		348
	164,212	4,219	(6,694)	161,737	12,074		173,811
Revenues from the Managed REITs:
Reimbursable costs	14,722	—	(171)	14,551	—		14,551
Asset management revenue	9,088	—	(117)	8,971	—		8,971
Structuring revenue	5,487	—	(212)	5,275	—		5,275
Dealer manager fees	2,436	—	—	2,436	—		2,436
	31,733	—	(500)	31,233	—		31,233
	195,945	4,219	(7,194)	192,970	12,074		205,044
Operating Expenses
Depreciation and amortization	59,524	468	(2,933)	57,059	(55,912)	(h)	1,147
Reimbursable tenant and affiliate costs	20,993	38	(387)	20,644	—		20,644
General and administrative	20,261	—	(512)	19,749	—		19,749
Property expenses, excluding reimbursable tenant costs:
Hotel expenses	5,620	—	—	5,620	—		5,620
Self-storage expenses	129	—	(39)	90	—		90
Non-reimbursable property expenses	4,642	15	(255)	4,402	—		4,402
Stock-based compensation expense	7,979	—	(28)	7,951	(7,951)	(h)	—
Impairment charges	4,225	—	—	4,225	(4,225)	(h)	—
Dealer manager fees and expenses	3,847	—	—	3,847	—		3,847
Merger and property acquisition expenses	618	—	—	618	(618)	(i)	—
Subadvisor fees (f)	381	—	—	381	—		381
	128,219	521	(4,154)	124,586	(68,706)		55,880
Other Income and Expenses
Net income from equity investments in real estate and the Managed REITs:
Joint ventures	3,476	(3,476)	—	—	—		—
Income related to our ownership in the Managed REITs	241	—	—	241	1,094	(j)	1,335
Income related to our general partnership interests	7,893	—	(241)	7,652	—		7,652
Total net income from equity investments in real estate and the Managed REITs	11,610	(3,476)	(241)	7,893	1,094		8,987
Interest expense	(46,534)	(984)	2,343	(45,175)	2,248	(k)	(42,927)
Other income and (expenses)	(4,080)	797	(197)	(3,480)	5,135	(l)	1,655
	(39,004)	(3,663)	1,905	(40,762)	8,477		(32,285)
Income from continuing operations before income taxes and gain on sale of real estate	28,722	35	(1,135)	27,622	89,257		116,879
Provision for income taxes	(901)	(35)	156	(780)	(1,966)	(m)	(2,746)
Income from continuing operations before gain on sale of real estate	27,821	—	(979)	26,842	87,291		114,133
Discontinued Operations
Income from operations of discontinued properties	234	—	—	234	—		234
Gain on extinguishment of debt	3	—	—	3	(3)		—
Loss on sale of real estate	(2)	—	—	(2)	2		—
Income from Discontinued Operations, Net of Tax	235	—	—	235	(1)		234
Gain on sale of real estate, net of tax	260	—	—	260	(260)		—
Net Income	28,316	—	(979)	27,337	87,030		114,367
Net income attributable to noncontrolling interests	(993)	—	993	—	—		—
Net loss attributable to redeemable noncontrolling interest	14	—	(14)	—	—		—
Net Income / AFFO Attributable to W. P. Carey	$27,337	$—	$—	$27,337	$87,030		$114,367
Earnings / AFFO Per Diluted Share	$0.27						$1.13

Investing for the long runTM | 10

W. P. Carey Inc.
Financial Results – Third Quarter 2014

________

(a)	Consolidated amounts shown represent WPC's Consolidated Statement of Income for the three months ended September 30, 2014.

(b)	Represents the break-out by line item of amounts recorded in net income from equity investments in real estate and the Managed REITs – Joint ventures.

(c)	Represents the break-out by line item of amounts recorded in noncontrolling interest and redeemable noncontrolling interest.

(d)	Represents our share in fully-owned entities and co-owned entities. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)
Lease revenues on a pro rata basis in this schedule reflect only revenues from continuing operations. There were no lease revenues from discontinued operations for the three months ended September 30, 2014.

(f)
We earn investment management revenue from CWI. Pursuant to the terms of the subadvisory agreement, we pay a subadvisory fee equal to 20% of the amount of fees paid to us by CWI, including but not limited to: acquisition fees, asset management fees, loan refinancing fees, property management fees, and subordinated disposition fees, each as defined in the advisory agreement. We also pay to the subadvisor 20% of the net proceeds resulting from any sale, financing, or recapitalization or sale of securities by us, the advisor.

(g)
For the three months ended September 30, 2014, represents the reversal of amortization of above- or below-market lease intangibles of $13.8 million and the elimination of non-cash amounts related to straight-line rent of $1.7 million.

(h)	AFFO adjustment is a non-cash adjustment.

(i)	AFFO adjustment is a non-core adjustment.

(j)	Adjustments include MFFO from the Managed REITs in place of our pro rata share of net income from our ownership in the Managed REITs.

(k)	Represents the elimination of non-cash components of interest expense, primarily for fair market value related to mortgage loans.

(l)	Represents eliminations or (gains) losses related to the extinguishment of debt, foreign currency, derivatives, and other related to continuing operations.

(m)	Represents elimination of deferred taxes.

Investing for the long runTM | 11

W. P. Carey Inc.

Balance Sheets and Capitalization
Third Quarter 2014

Investing for the long runTM | 12

W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2014

Consolidated Balance Sheets
In thousands. Unaudited.

	Sep. 30, 2014	Dec. 31, 2013
Assets
Investments in real estate:
Real estate, at cost	$4,572,313	$2,516,325
Operating real estate, at cost	84,594	6,024
Accumulated depreciation	(243,639)	(168,958)
Net investments in properties	4,413,268	2,353,391
Net investments in direct financing leases	838,475	363,420
Assets held for sale	—	86,823
Equity investments in real estate and the Managed REITs (a)	218,103	530,020
Net investments in real estate	5,469,846	3,333,654
Cash and cash equivalents (b)	530,276	117,519
Due from affiliates	26,075	32,034
Goodwill	702,791	350,208
In-place lease intangible assets, net	935,008	467,127
Above-market rent intangible assets, net	545,462	241,975
Other assets, net	291,991	136,433
Total Assets	$8,501,449	$4,678,950

Liabilities and Equity
Liabilities:
Non-recourse debt	$2,702,133	$1,492,410
Senior unsecured credit facility and unsecured term loan (b)	618,945	575,000
Senior unsecured notes	498,300	—
Below-market rent and other intangible liabilities, net	178,070	128,202
Accounts payable, accrued expenses and other liabilities	294,364	166,385
Deferred income taxes	96,372	39,040
Distributions payable	98,996	67,746
Total liabilities	4,487,180	2,468,783
Redeemable noncontrolling interest	6,346	7,436

Equity:
W. P. Carey stockholders' equity:
Preferred stock (None issued)	—	—
Common stock	105	69
Additional paid-in capital	4,313,896	2,256,503
Distributions in excess of accumulated earnings	(399,116)	(318,577)
Deferred compensation obligation	30,624	11,354
Accumulated other comprehensive (loss) income	(21,271)	15,336
Less: treasury stock at cost	(60,948)	(60,270)
Total W. P. Carey stockholders' equity	3,863,290	1,904,415
Noncontrolling interests	144,633	298,316
Total equity	4,007,923	2,202,731
Total Liabilities and Equity	$8,501,449	$4,678,950
________

(a)
Our equity investments in real estate joint ventures totaled $131.6 million and $185.0 million as of September 30, 2014 and December 31, 2013, respectively. Our equity investments in the Managed REITs totaled $86.5 million and $345.0 million as of September 30, 2014 and December 31, 2013, respectively.

(b)
In October 2014, we utilized $225.8 million of the net proceeds from our public equity offering to pay down a portion of the amount outstanding under our Senior Unsecured Credit Facility – Revolver. This reduced both Cash and cash equivalents and Senior unsecured credit facility and unsecured term loan.

Investing for the long runTM | 13

W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2014

Debt Overview
Dollars in thousands. Pro rata. As of September 30, 2014.

	Weighted- Average Debt Maturity (Years)	Weighted- Average Interest Rate	Total Outstanding Balance (a)	Percent
Non-Recourse Debt
Fixed	4.9	5.6%	$2,110,978	56.4%
Variable – Swapped	4.6	5.0%	282,124	7.5%
Variable – Capped	1.9	1.6%	184,638	4.9%
Variable – Floating	0.8	3.2%	37,347	1.0%
Variable – Future Rate Reset	10.2	6.2%	14,182	0.4%
Total Pro Rata Non-Recourse Debt	4.6	5.2%	$2,629,269	70.2%

Recourse Debt
Fixed – Senior Unsecured Notes (due April 1, 2024)			500,000
Unamortized discount on Senior Unsecured Notes			(1,700)
Fixed – Senior Unsecured Notes, net	9.5	4.6%	498,300	13.3%
Variable – Senior Unsecured Credit Facility – Revolver (maturity: January 31, 2018) (b)	3.3	1.2%	368,945	9.8%
Variable – Senior Unsecured Credit Facility – Term Loan (maturity: January 31, 2016)	1.3	1.4%	250,000	6.7%
Total Recourse Debt	5.6	2.8%	$1,117,245	29.8%

Total Pro Rata Debt Outstanding (a)	4.9	4.5%	$3,746,514	100.0%
________

(a)	Debt data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	In October 2014, we utilized $225.8 million of the net proceeds from our public equity offering to pay down a portion of the amount outstanding under our Senior Unsecured Credit Facility – Revolver.

Investing for the long runTM | 14

W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2014

Debt Maturity
Dollars in thousands. Pro rata. As of September 30, 2014.

	Real Estate		Debt
	Number of Properties (a)		Weighted- Average Interest Rate		Total Outstanding Balance (b) (c)
Year of Maturity		ABR (a)		Balloon		Percent
Non-Recourse Debt
Remaining 2014	11	$19,615	2.1%	$111,115	$111,346	3.0%
2015	12	18,994	4.8%	142,478	143,217	3.8%
2016	107	47,236	5.7%	284,495	300,422	8.0%
2017	89	99,457	5.3%	605,009	656,445	17.5%
2018	34	52,677	5.3%	281,742	323,610	8.6%
2019	11	16,411	6.2%	51,450	67,156	1.8%
2020	22	38,199	5.2%	197,109	241,365	6.5%
2021	11	20,438	5.9%	89,920	116,079	3.1%
2022	30	42,658	5.2%	210,238	259,855	6.9%
2023	26	38,866	5.1%	123,300	195,664	5.3%
2024	24	20,791	5.9%	7,936	82,623	2.2%
Thereafter	24	28,068	6.0%	45,999	131,487	3.5%
Total Pro Rata Non-Recourse Debt	401	$443,410	5.2%	$2,150,791	$2,629,269	70.2%

Recourse Debt
Senior Unsecured Notes (due April 1, 2024)					500,000
Unamortized discount on Senior Unsecured Notes					(1,700)
Senior Unsecured Notes, net			4.6%		498,300	13.3%
Senior Unsecured Credit Facility – Revolver (maturity: January 31, 2018) (d) (e)			1.2%		368,945	9.8%
Senior Unsecured Credit Facility – Term Loan Facility (maturity: January 31, 2016) (f)			1.4%		250,000	6.7%
Total Recourse Debt			2.8%		$1,117,245	29.8%

Total Pro Rata Debt Outstanding (b)			4.5%		$3,746,514	100.0%
________

(a)	Represents the number of properties and ABR associated with the debt that is maturing in each respective year.

(b)	Debt maturity data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Total outstanding balance includes balloon payments, scheduled amortization, and unamortized premium, net.

(d)
During the nine months ended September 30, 2014, we incurred interest at London Interbank Offered Rate, or LIBOR, plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $631.1 million as of September 30, 2014. We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Revolver by one year.

(e)	In October 2014, we utilized $225.8 million of the net proceeds from our public equity offering to pay down a portion of the amount outstanding under our Senior Unsecured Credit Facility – Revolver.

(f)
During the nine months ended September 30, 2014, we incurred interest at LIBOR plus 1.25% on our Senior Unsecured Credit Facility – Term Loan Facility. We have two options to extend the maturity date of our Senior Unsecured Credit Facility – Term Loan Facility by one year.

Investing for the long runTM | 15

W. P. Carey Inc.
Balance Sheets and Capitalization – Third Quarter 2014

Senior Unsecured Notes
As of September 30, 2014.

Ratings

	Issuer / Corporate		Senior Unsecured Notes
Ratings Agency	Rating	Outlook	Rating	Outlook
Standard and Poor's (January 2014)	BBB	Stable	BBB-	Stable
Moody's (January 2014)	Baa2	Stable	Baa2	Stable

Senior Unsecured Note Covenants

In March 2014, we issued $500.0 million of senior unsecured notes with an interest rate of 4.6% due in 2024, or the Senior Unsecured Notes. The following is a summary of the key financial covenants for the Senior Unsecured Notes, as defined per the terms in the prospectus supplement filed with the SEC on March 13, 2014, along with our estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants for the Senior Unsecured Notes.

Covenant	Metric	Required	As of Sep. 30, 2014
Limitation on the incurrence of debt	"Total Debt" / "Total Assets"	≤ 60%	40.0%
Limitation on the incurrence of secured debt	"Secured Debt" / "Total Assets"	≤ 40%	28.1%
Limitation on the incurrence of debt based on consolidated EBITDA to annual debt service charge	"Consolidated EBITDA" / "Annual Debt Service Charge"	≥ 1.5x	3.7x
Maintenance of unencumbered asset value	"Unencumbered Assets" / "Total Unsecured Debt"	≥ 150%	285.8%

Investing for the long runTM | 16

W. P. Carey Inc.

Owned Real Estate Portfolio
Third Quarter 2014

Investing for the long runTM | 17

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2014

Investment Activity – Acquisitions and Dispositions
Dollars in thousands. Pro rata. For the nine months ended September 30, 2014.

Acquisitions Tenant / Lease Guarantor	Property Location(s)	Purchase Price (a)	Closing Date	Property Type(s)	Gross Square Footage
1Q14
QBE Holdings Inc.	Chandler, AZ	$42,062	Mar-14	Office	183,000

2Q14
Smucker Sales and Distribution Company	University Park, IL	47,332	May-14	Warehouse/Distribution	824,624

3Q14
Total E&P Norge AS (b)	Stavanger, Norway	117,247	Aug-14	Office	275,725
Bose Corporation	Westborough, MA	46,099	Aug-14	Office	250,813
3Q14 Total		163,346			526,538
Year-to-Date Total Acquisitions		$252,740			1,534,162

Dispositions Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date	Property Type(s)	Gross Square Footage
1Q14
Juniper Networks, Inc.	Sunnyvale, CA	$10,200	Jan-14	Office	50,311
American Pad & Paper, LLC (2 properties)	Mattoon, IL; Morristown, TN	6,900	Jan-14	Industrial	486,507
Bell South Corporation	Fort Lauderdale, FL	4,900	Jan-14	Warehouse/Distribution	80,450
Barnes & Noble, Inc.	Farmington, CT	3,600	Jan-14	Retail	21,600
Bouygues Telecom (b)	Tours, France	9,497	Jan-14	Office	96,204
Brown Machine LLC and Capital Equipment Group	Beaverton, MI	4,040	Mar-14	Industrial	142,770
Soho House Beach House, LLC	Miami Beach, FL	81,529	Mar-14	Hospitality	52,902
BA Kitchen Components Limited (b)	Doncaster, United Kingdom	6,990	Mar-14	Industrial	177,604
1Q14 Total		127,656			1,108,348

2Q14
Gibson Guitar Corporation (3 properties)	Elgin, IL; Bozeman, MT; and Nashville, TN	20,000	Apr-14	Industrial	249,702
Fairpoint Communications, Inc.	Milton, VT	1,800	Apr-14	Industrial	30,624
Vacant (formerly The Upper Deck Company, LLC)	Carlsbad, CA	16,000	May-14	Industrial	246,668
Tower Automotive Products Co., Inc.	Milan, TN	1,400	May-14	Industrial	531,370
Telos Corporation	Ashburn Junction, VA	15,603	May-14	Office	192,775
Multiple Tenants (2 properties)	Nashville, TN	3,002	May-14	Office	58,635
Multiple Tenants	Lindon, UT	7,751	May-14	Office	85,100
Town Sports International Holdings, Inc.	Newton, MA	16,398	Jun-14	Sports	68,000
New Options, Inc.	Dallas, TX	1,240	Jun-14	Industrial	22,680
Swat-Fame, Inc.	Industry, CA	21,444	Jun-14	Warehouse/Distribution	325,800
LTF Real Estate Company, Inc. (2 properties)	Canton and Rochester Hills, MI	66,000	Jun-14	Sports	278,982
2Q14 Total		170,638			2,090,336

3Q14
Builders FirstSource, Inc.	Harrisburg, NC	370	Sep-14	Land	N/A
Year-to-Date Total Dispositions		$298,664			3,198,684
________

(a)	All acquisitions were deemed to be business combinations. For these acquisitions, purchase price includes acquisition-related costs and fees, which were expensed.

(b)	Amount reflects the applicable exchange rate on the date of acquisition or disposition.

Investing for the long runTM | 18

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2014

Joint Venture Information
Dollars in thousands. As of September 30, 2014.

Joint Venture or JV (Principal Tenant)	WPC % Interest in JV		Total JV			WPC Pro Rata Share of Total JV (a)
		JV Partner %	Assets	Liabilities	Equity	Assets	Liabilities	Equity

Unconsolidated Joint Ventures (Equity Method Investments)
Wanbishi Archives Co. Ltd. (b)	3.00%	CPA®:17 – Global - 97.00%	$37,745	$26,204	$11,541	$1,132	$786	$346
C1000 Logistiek Vastgoed B.V. (b)	15.00%	CPA®:17 – Global - 85.00%	175,693	87,986	87,707	26,354	13,198	13,156
Actebis Peacock GmbH (b)	30.00%	CPA®:17 – Global - 70.00%	39,716	26,690	13,026	11,915	8,007	3,908
Waldaschaff Automotive GmbH and Wagon Automotive Nagold GmbH (b)	33.33%	CPA®:17 – Global - 66.67%	41,808	18,219	23,589	13,935	6,072	7,863
Frontier Spinning Mills, Inc.	40.00%	CPA®:17 – Global - 60.00%	37,466	21,699	15,767	14,986	8,680	6,306
The New York Times Company	45.00%	CPA®:17 – Global - 55.00%	250,628	116,539	134,089	112,783	52,443	60,340
Total Unconsolidated Joint Ventures			583,056	297,337	285,719	181,105	89,186	91,919

Consolidated Joint Ventures
Carey Storage	38.30%	Third parties - 61.70%	3,259	2,907	352	1,248	1,113	135
Berry Plastics Corporation	50.00%	CPA®:17 – Global - 50.00%	68,873	27,204	41,669	34,437	13,602	20,835
Tesco PLC (b)	51.00%	CPA®:17 – Global - 49.00%	74,679	44,462	30,217	38,086	22,676	15,410
Dick’s Sporting Goods, Inc.	55.00%	CPA®:17 – Global - 45.00%	24,837	21,322	3,515	13,660	11,727	1,933
Hellweg Die Profi-Baumärkte GmbH & Co. KG (Hellweg 2) (b)	63.50%	CPA®:17 – Global - 36.50%	370,341	340,981	29,360	235,167	216,523	18,644
Eroski Sociedad Cooperativa (b)	70.00%	CPA®:17 – Global - 30.00%	31,153	1,487	29,666	21,807	1,041	20,766
Multi-tenant property in Illkirch-Graffens, France (b)	75.00%	Third party - 25.00%	18,840	13,644	5,196	14,130	10,233	3,897
U-Haul Moving Partners, Inc. and Mercury Partners, LP	88.46%	CPA®:17 – Global - 11.54%	246,182	16,869	229,313	217,773	14,922	202,851
Continental Airlines, Inc.	90.00%	Third party - 10.00%	5,270	4,289	981	4,743	3,860	883
Total Consolidated Joint Ventures			843,434	473,165	370,269	581,051	295,697	285,354
Total Less Than Wholly-Owned Joint Ventures			$1,426,490	$770,502	$655,988	$762,156	$384,883	$377,273
________

(a)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	Amounts are based on the applicable exchange rate at the end of the period.

Investing for the long runTM | 19

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2014

Diversification of Top Ten Tenants by ABR
In thousands, except percentages. Pro rata. As of September 30, 2014.

Tenant / Lease Guarantor	Property Type	Tenant Industry	Location	ABR	Percent
Hellweg Die Profi-Baumärkte GmbH & Co. KG (a)	Retail	Retail Trade	Germany	$39,364	6.2%
U-Haul Moving Partners Inc. and Mercury Partners, LP	Self Storage	Transportation - Personal	Various U.S.	31,853	5.0%
Carrefour France SAS (a)	Warehouse/Distribution	Retail Trade	France	31,392	4.9%
OBI Group (a)	Retail	Retail Trade	Poland	17,264	2.7%
Marcourt Investments Inc. (Marriott Corporation)	Hospitality	Hotels and Gaming	Various U.S.	16,100	2.5%
True Value Company	Warehouse/Distribution	Construction and Building	Various U.S.	14,775	2.3%
UTI Holdings, Inc.	Education	Healthcare, Education and Childcare	Various U.S.	14,621	2.3%
Advanced Micro Devices, Inc.	Office	Electronics	West U.S.	12,769	2.0%
The New York Times Company	Office	Media: Printing and Publishing	East U.S.	11,726	1.9%
Dick's Sporting Goods, Inc.	Retail and Warehouse/Distribution	Retail Trade	Various U.S.	11,722	1.8%
Total (b) (c)				$201,586	31.6%
________

(a)	ABR amounts are subject to fluctuations in foreign currency exchange rates.

(b)	Represents our net-leased portfolio and, accordingly, excludes all operating properties.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 20

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2014

Diversification by Property Type
In thousands, except percentages. Pro rata. As of September 30, 2014.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Property Type	ABR	Percent	Square Footage	Percent	ABR	Percent	Square Footage	Percent
Office	$182,818	28.7%	10,867	13.4%	$50,246	26.0%	3,250	12.8%
Industrial	159,157	25.0%	30,314	37.5%	59,987	31.0%	10,587	41.5%
Warehouse/Distribution	123,963	19.5%	24,860	30.8%	24,546	12.7%	5,456	21.4%
Retail	85,738	13.4%	7,718	9.6%	21,159	10.9%	2,276	8.9%
Self Storage	31,853	5.0%	3,535	4.4%	31,853	16.4%	3,535	13.9%
Other Properties (b)	53,422	8.4%	3,482	4.3%	5,750	3.0%	374	1.5%
Total (c)	$636,951	100.0%	80,776	100.0%	$193,541	100.0%	25,478	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes rent from tenants with the following property types: hospitality, education, sports, theater, residential, and unoccupied land.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 21

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2014

Diversification by Tenant Industry
In thousands, except percentages. Pro rata. As of September 30, 2014.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Industry Type	ABR	Percent	Square Footage	Percent	ABR	Percent	Square Footage	Percent
Retail Trade	$136,263	21.4%	19,945	24.7%	$26,243	13.6%	3,493	13.7%
Business and Commercial Services	57,857	9.1%	5,418	6.7%	5,862	3.0%	924	3.6%
Healthcare, Education, and Childcare	42,553	6.7%	3,232	4.0%	8,020	4.1%	829	3.2%
Electronics	40,331	6.3%	3,103	3.8%	13,009	6.7%	1,320	5.2%
Chemicals, Plastics, Rubber, and Glass	39,269	6.2%	6,881	8.5%	8,805	4.5%	1,445	5.7%
Automobile	34,258	5.4%	5,851	7.2%	14,955	7.7%	2,168	8.5%
Media: Printing and Publishing	23,551	3.7%	1,990	2.5%	5,435	2.8%	711	2.8%
Beverages, Food, and Tobacco	22,852	3.6%	4,143	5.1%	3,906	2.0%	1,053	4.1%
Machinery	22,088	3.4%	3,315	4.1%	16,220	8.4%	2,113	8.3%
Buildings and Real Estate	20,704	3.3%	2,298	2.8%	20,704	10.7%	2,298	9.0%
Telecommunications	17,661	2.8%	1,227	1.5%	9,008	4.7%	573	2.2%
Transportation - Cargo	17,131	2.7%	2,065	2.6%	1,146	0.6%	374	1.5%
Hotels and Gaming	16,100	2.5%	1,036	1.3%	—	—%	—	—%
Insurance	15,911	2.5%	972	1.2%	6,829	3.5%	392	1.5%
Construction and Building	15,572	2.4%	4,589	5.7%	10,084	5.2%	2,470	9.7%
Leisure, Amusement, and Entertainment	14,735	2.3%	768	1.0%	3,096	1.6%	222	0.9%
Federal, State, and Local Government	14,669	2.3%	577	0.7%	4,434	2.3%	211	0.8%
Aerospace and Defense	14,127	2.2%	1,572	1.9%	5,566	2.9%	738	2.9%
Transportation - Personal	11,360	1.8%	1,263	1.6%	11,360	5.9%	1,263	5.0%
Grocery	11,327	1.8%	1,185	1.5%	2,053	1.1%	246	1.0%
Consumer and Durable Goods	11,091	1.7%	2,381	2.9%	2,156	1.1%	425	1.7%
Oil and Gas	8,998	1.4%	368	0.5%	6,513	3.4%	276	1.1%
Consumer Non-Durable Goods	8,055	1.3%	1,532	1.9%	191	0.1%	75	0.3%
Textiles, Leather, and Apparel	7,112	1.1%	1,773	2.2%	2,956	1.5%	474	1.9%
Other (b)	13,376	2.1%	3,292	4.1%	4,990	2.6%	1,385	5.4%
Total (c)	$636,951	100.0%	80,776	100.0%	$193,541	100.0%	25,478	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes rent from tenants in the following industries: banking; mining, metals, and primary metal industries; and forest products and paper.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 22

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2014

Diversification by Geography
In thousands, except percentages. Pro rata. As of September 30, 2014.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Region	ABR	Percent	Square Footage	Percent	ABR	Percent	Square Footage	Percent
U.S.
East
New Jersey	$24,949	3.9%	1,694	2.1%	$9,404	4.9%	815	3.2%
North Carolina	18,639	2.9%	4,435	5.5%	7,370	3.8%	1,413	5.5%
Pennsylvania	17,936	2.8%	2,526	3.1%	6,964	3.6%	1,477	5.8%
New York	17,553	2.8%	1,178	1.5%	758	0.4%	66	0.3%
Massachusetts	11,556	1.8%	1,154	1.4%	7,651	3.9%	927	3.6%
Virginia	7,780	1.2%	1,089	1.3%	2,853	1.5%	333	1.3%
Other (b)	23,376	3.7%	4,758	5.9%	3,951	2.0%	640	2.6%
Total East	121,789	19.1%	16,834	20.8%	38,951	20.1%	5,671	22.3%

West
California	55,171	8.7%	3,547	4.4%	7,580	3.9%	972	3.8%
Arizona	25,068	3.9%	2,940	3.6%	7,287	3.8%	572	2.2%
Colorado	10,401	1.6%	1,340	1.7%	5,352	2.8%	515	2.0%
Utah	6,854	1.1%	960	1.2%	2,039	1.0%	397	1.6%
Other (b)	20,007	3.2%	2,339	2.9%	8,727	4.5%	881	3.5%
Total West	117,501	18.5%	11,126	13.8%	30,985	16.0%	3,337	13.1%

South
Texas	46,990	7.4%	6,782	8.4%	14,466	7.4%	2,468	9.7%
Georgia	26,351	4.1%	3,556	4.4%	2,669	1.4%	331	1.3%
Florida	17,786	2.8%	1,855	2.3%	12,350	6.4%	1,472	5.8%
Tennessee	15,372	2.4%	1,803	2.2%	2,163	1.1%	558	2.2%
Other (b)	8,433	1.3%	1,767	2.2%	5,207	2.7%	1,421	5.5%
Total South	114,932	18.0%	15,763	19.5%	36,855	19.0%	6,250	24.5%

Midwest
Illinois	25,812	4.1%	3,741	4.6%	6,275	3.3%	1,254	4.9%
Michigan	11,875	1.9%	1,402	1.7%	4,322	2.2%	730	2.8%
Indiana	9,072	1.4%	1,418	1.8%	3,121	1.6%	433	1.7%
Ohio	6,624	1.0%	1,457	1.8%	2,702	1.4%	480	1.9%
Other (b)	27,412	4.3%	4,922	6.1%	9,550	4.9%	1,494	5.9%
Total Midwest	80,795	12.7%	12,940	16.0%	25,970	13.4%	4,391	17.2%
U.S. Total	435,017	68.3%	56,663	70.1%	132,761	68.5%	19,649	77.1%

International
Germany	64,180	10.1%	7,009	8.7%	33,456	17.3%	3,414	13.4%
France	49,653	7.8%	8,462	10.5%	1,661	0.9%	242	0.9%
Finland	31,375	4.9%	2,133	2.6%	5,262	2.7%	327	1.3%
Poland	17,264	2.7%	1,827	2.3%	—	—%	—	—%
United Kingdom	11,331	1.8%	892	1.1%	6,886	3.6%	411	1.6%
Norway	6,513	1.0%	276	0.3%	6,513	3.4%	276	1.1%
Other (c)	21,618	3.4%	3,514	4.4%	7,002	3.6%	1,159	4.6%
International Total	201,934	31.7%	24,113	29.9%	60,780	31.5%	5,829	22.9%
Total (d)	$636,951	100.0%	80,776	100.0%	$193,541	100.0%	25,478	100.0%

Investing for the long runTM | 23

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2014

________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)
Other properties in the East include assets in Connecticut, South Carolina, Kentucky, Maryland, New Hampshire, Vermont, and West Virginia. Other properties in the West include assets in Washington, New Mexico, Nevada, Oregon, Wyoming, and Alaska. Other properties in the South include assets in Alabama, Louisiana, Arkansas, Mississippi, and Oklahoma. Other properties in the Midwest include assets in Missouri, Minnesota, Kansas, Wisconsin, Nebraska, and Iowa.

(c)	Includes assets in the Netherlands, Hungary, Spain, Belgium, Sweden, Canada, Mexico, Thailand, Malaysia, and Japan.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 24

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2014

Contractual Rent Increases
In thousands, except percentages. Pro rata. As of September 30, 2014.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Rent Adjustment Measure	ABR	Percent	Square Footage	Percent	ABR	Percent	Square Footage	Percent
CPI (Uncapped)	$272,306	42.8%	33,553	41.5%	$89,577	46.3%	10,521	41.3%
Fixed	166,911	26.2%	22,994	28.4%	48,354	25.0%	6,635	26.0%
CPI (Capped)	158,794	24.9%	19,453	24.1%	44,337	22.9%	6,813	26.7%
Other	20,570	3.2%	1,258	1.6%	4,470	2.3%	222	0.9%
None	18,370	2.9%	3,518	4.4%	6,803	3.5%	1,287	5.1%
Total (b)	$636,951	100.0%	80,776	100.0%	$193,541	100.0%	25,478	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 25

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2014

Lease Expirations – Total Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of September 30, 2014.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	Percent	Square Footage	Percent
Remaining 2014 (b)	7	$4,829	0.8%	555	0.7%
2015	16	20,229	3.2%	1,999	2.4%
2016	24	23,420	3.7%	2,867	3.5%
2017	22	20,432	3.2%	3,250	4.0%
2018	31	71,749	11.3%	8,382	10.4%
2019	26	45,511	7.1%	4,336	5.4%
2020	24	34,838	5.5%	3,578	4.4%
2021	78	45,382	7.1%	7,330	9.1%
2022	38	62,603	9.8%	8,700	10.8%
2023	15	47,181	7.4%	5,669	7.0%
2024	40	78,613	12.3%	10,725	13.3%
2025	16	20,614	3.2%	2,470	3.0%
2026	21	17,611	2.8%	2,484	3.1%
2027	16	35,816	5.6%	5,380	6.7%
Thereafter (>2027)	34	108,123	17.0%	11,534	14.3%
Vacant	—	—	—%	1,517	1.9%
Total (c)	408	$636,951	100.0%	80,776	100.0%

________

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in 2014 ABR.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 26

W. P. Carey Inc.
Owned Real Estate Portfolio – Third Quarter 2014

Lease Expirations – Unencumbered Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of September 30, 2014.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	Percent	Square Footage	Percent
Remaining 2014 (b)	6	$4,145	2.1%	421	1.6%
2015	4	2,877	1.5%	502	2.0%
2016	18	7,460	3.9%	1,114	4.4%
2017	9	5,915	3.0%	1,091	4.3%
2018	16	14,644	7.5%	2,222	8.7%
2019	9	5,521	2.9%	780	3.1%
2020	9	7,738	4.0%	1,223	4.8%
2021	8	13,454	7.0%	2,328	9.1%
2022	13	13,538	7.0%	2,692	10.5%
2023	5	9,823	5.1%	1,393	5.5%
2024	10	36,310	18.8%	4,756	18.7%
2025	7	8,015	4.1%	836	3.3%
2026	2	3,122	1.6%	318	1.2%
2027	6	14,106	7.3%	1,595	6.3%
Thereafter (>2027)	12	46,873	24.2%	3,771	14.8%
Vacant	—	—	—%	436	1.7%
Total (c) (d)	134	$193,541	100.0%	25,478	100.0%

________

(a)	Assumes tenant does not exercise renewal option.

(b)	Month-to-month properties are counted in 2014 ABR.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(d)	Represents properties unencumbered by non-recourse mortgage debt.

Investing for the long runTM | 27

W. P. Carey Inc.

Investment Management
Third Quarter 2014

Investing for the long runTM | 28

W. P. Carey Inc.
Investment Management – Third Quarter 2014

Selected Data – Managed REITs
Dollars and square footage in thousands. As of or for the three months ended September 30, 2014.

	Managed REITs
	CPA®:17 – Global	CPA®:18 – Global	CWI
General
Year established	2007	2013	2010
Total AUM (a)	$5,400,225	$1,270,714	$1,643,487

Portfolio Information
Property type	Net lease / Diversified	Net lease / Diversified	Lodging
Number of net-leased properties	359	32	N/A
Number of operating properties	75	7	23
Number of tenants (b)	109	48	N/A
Square footage (b)	35,188	5,696	4,699
Occupancy (c)	100.0%	99.4%	77.3%
Acquisitions – current quarter	$12,471	$110,339	$—
Dispositions – current quarter	—	—	—

Fundraising
Gross offering proceeds (d)	N/A	$55,600	$103,074
Fundraising status (e)	Closed	Open	Open
% subscribed
Initial offering (f)	100%	87%	100%
Follow-on offering (f)	100%	N/A	61%
________

(a)	Represents estimated value of real estate assets plus cash and equivalents, less distributions payable.

(b)	For CPA®:17 – Global and CPA®:18 – Global, excludes operating properties.

(c)
Represents occupancy for net-leased properties for CPA®:17 – Global and CPA®:18 – Global. Represents occupancy for hotels for CWI for the nine months ended September 30, 2014. Occupancy for CPA®:17 – Global's 71 self-storage properties was 85.4% as of September 30, 2014. Occupancy for CPA®:18 – Global's seven self-storage properties was 85.2% as of September 30, 2014.

(d)
For CPA®:18 – Global, total gross offering proceeds is comprised of $12.6 million of Class A common stock and $43.0 million of Class C common stock. CPA®:18 – Global completed sales of its Class A common stock in July 2014.

(e)
For CPA®:18 – Global, offering is for up to $1.4 billion of common stock, including $150 million for the distribution reinvestment plan, or DRIP. For CWI, follow-on offering commenced in 2013 for up to $650 million of common stock, including $300 million for the DRIP.

(f)	Excludes DRIP proceeds.

Investing for the long runTM | 29

W. P. Carey Inc.
Investment Management – Third Quarter 2014

Summary of Selected Revenue Sources from Managed REITs

Managed REITs
	CPA®:17 – Global	CPA®:18 – Global	CWI
Profits Interests
Special general partnership profits interest (% of Available Cash) (a) (b) (c)	10.00%	10.00%	8.00% (d)

Asset Management and Structuring Revenues
Asset management fees (% of average market value) (b) (e)	0.50%	0.50%	0.50% (f)
Acquisition / structuring fees (% of total aggregate cost) (b) (g)	4.50% (h)	4.50% (h)	2.00% (i)

Dealer Manager Related Revenues
Selling commissions	We receive selling commissions, which are re-allowed to selected broker dealers.
Dealer manager fees	We receive a dealer manager fee, a portion of which is re-allowed to selected broker dealers.
Distribution and shareholder servicing fees	For CPA®:18 – Global, we receive an annual distribution and shareholder servicing fee in connection with sales of shares of Class C common stock, which may be re-allowed to selected broker dealers.
________

(a)
Available Cash means cash generated by operating partnership operations and investments, excluding cash from sales and refinancings, after the payment of debt service and other operating expenses, but before distributions to partners.

(b)	Fees are subject to certain regulatory limitations and restrictions, as described in the applicable Managed REIT prospectus.

(c)	Recorded in Net income from equity investments in real estate and the Managed REITs in our consolidated financial statements.

(d)	Special general partnership receives 10% of Available Cash; however, 20% of the special general partnership is owned by an unrelated third-party subadvisor.

(e)
Generally 0.50%; however, asset management fees may vary according to the type of asset as described in the prospectus of each Managed REIT. Under the terms of the respective advisory agreements of the Managed REITs, we may elect to receive cash or shares of the Managed REITs’ stock for asset management fees due from each Managed REIT. Asset management fees are recorded in Asset management revenue in our consolidated financial statements

(f)	20% of CWI’s asset management fee is paid to the subadvisor.

(g)	Recorded in Structuring revenue in our consolidated financial statements.

(h)
Comprised of an initial acquisition fee (generally 2.50% of the total aggregate cost of net-leased properties) paid when the transaction is completed and a subordinated acquisition fee (generally 2.00% of the total aggregate cost of net-leased properties) paid in annual installments over three years, provided certain performance criterion are met. The acquisition fee for other properties is generally 1.75% of the total aggregate cost.

(i)
20% of CWI’s acquisition fee is paid to the subadvisor. Applied to the total investment cost and loans originated. A loan refinancing fee of 1.0% of the principal amount of a refinanced loan secured by property applies to loan refinancings that meet certain criteria, as described in the prospectus for CWI. 20% of the loan refinancing fee is paid to the subadvisor.

Investing for the long runTM | 30

W. P. Carey Inc.
Investment Management – Third Quarter 2014

Investment Activity – Managed REITs
Dollars in thousands. Pro rata. For the nine months ended September 30, 2014.

Acquisitions – Leased Properties						Gross Square Footage
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)
1Q14
CPA®:18 – Global	Air Enterprises Acquisition, LLC	Streetsboro, OH	$5,901	Jan-14	Industrial	178,180
CPA®:18 – Global	Solo Cup Company (a)	University Park, IL	84,588	Feb-14	Warehouse/Distribution	1,552,475
CPA®:17 – Global	Raytheon Company (a)	Tucson, AZ	19,930	Feb-14	Office	143,650
CPA®:18 – Global	Automobile Protection Corporation	Norcross, GA	5,822	Feb-14	Office	50,600
CPA®:18 – Global	Siemens AS (a) (b)	Oslo, Norway	89,327	Feb-14	Office	165,905
CPA®:18 – Global	Crowne Group, LLC (2 properties)	Fraser and Warren, MI	8,042	Mar-14	Industrial	212,152
CPA®:18 – Global (50%); CPA®:17 – Global (50%)	Bank Pekao S.A. (a) (b)	Warsaw, Poland	156,282	Mar-14	Office	423,818
1Q14 Total			369,892			2,726,780

2Q14
CPA®:17 – Global	Wärtsilä Netherlands B.V. (b) (c)	Drunen, Netherlands	18,782	Apr-14	Industrial	BTS
CPA®:17 – Global	The PendaForm Company (2 properties)	Bluffton, IN; New Concord, OH	8,075	Apr-14	Industrial	127,584
CPA®:18 – Global	Swift Spinning Inc. (2 properties)	Columbus, GA	11,931	Apr-14	Industrial	432,769
CPA®:18 – Global	North American Lighting, Inc. (a)	Farmington Hills, MI	9,489	May-14	Office	75,286
CPA®:17 – Global	Konzum d.d. (b) (c)	Krizevci, Croatia	7,482	May-14	Retail	BTS
CPA®:18 – Global	Janus International LLC (3 properties)	Surprise, AZ; Temple, GA; and Houston, TX	15,953	May-14	Industrial	330,306
CPA®:18 – Global	Illinois Bell Telephone Company (AT&T) (a)	Chicago, IL	12,248	May-14	Warehouse/Distribution	206,000
CPA®:18 – Global	Belk, Inc. (a) (d)	Jonesville, SC	44,130	Jun-14	Warehouse/Distribution	515,279
2Q14 Total			128,090			1,687,224

3Q14
CPA®:18 – Global	Truffle (6 properties) (a) (b)	Ayr; Bathgate; Dundee; Dunfermline; Invergordon; and Livingston, United Kingdom	19,837	Aug-14	Industrial	229,417
CPA®:17 – Global	Nokia Solutions and Networks (b)	Krakow, Poland	12,471	Sep-14	Office	53,400
CPA®:18 – Global	Oakbank (a) (b)	Livingston, United Kingdom	4,632	Sep-14	Industrial	76,573
CPA®:18 – Global	Infineon Technologies AG (a) (b)	Warstein, Germany	25,020	Sep-14	Office	120,384
3Q14 Total			61,960			479,774
Year-to-Date Total Acquisitions – Leased Properties			559,942			4,893,778

Investing for the long runTM | 31

W. P. Carey Inc.
Investment Management – Third Quarter 2014

Acquisitions – Self-Storage
Portfolio(s)	Property Location(s)	Purchase Price	Closing Date
1Q14
CPA®:18 – Global	Kissimmee, FL (a)	12,610	Jan-14
CPA®:18 – Global	St. Petersburg, FL (a)	12,270	Jan-14
1Q14 Total		24,880

2Q14 (N/A)

3Q14
CPA®:18 – Global	Corpus Christi, TX (a)	4,501	Jul-14
CPA®:18 – Global	Kailua-Kona, HI (a)	6,146	Jul-14
CPA®:18 – Global	Miami, FL (a)	4,874	Aug-14
CPA®:18 – Global	Palm Desert, CA (a)	11,160	Aug-14
CPA®:18 – Global	Columbia, SC (a)	4,821	Sep-14
3Q14 Total		31,502
Year-to-Date Total Acquisitions – Self-Storage Properties		56,382

Acquisitions – Hospitality
Portfolio(s)	Property Location(s)	Purchase Price (e)	Closing Date
1Q14 (N/A)

2Q14
CWI	Austin, TX (a)	89,356	Apr-14
CWI	New York, NY (a)	92,800	May-14
CWI (80%)	Austin, TX (a)	92,726	May-14
CWI	Boca Raton, FL (a)	64,059	Jun-14
CWI	Denver, CO (a)	83,824	Jun-14
2Q14 Total		422,765

3Q14 (N/A)
Year-to-Date Total Acquisitions – Hospitality Properties		422,765

Acquisitions – Other
Portfolio(s)	Security Type	Company	Purchase Price	Closing Date
1Q14 (N/A)

2Q14
CPA®:17 – Global (7%)	Follow-on Equity Investment	Lineage Logistics Holdings, LLC	20,356	Apr-14
CPA®:17 – Global	Non-Convertible Debenture	Cayden Developers Private Limited	8,440	May-14
2Q14 Total			28,796

3Q14
CPA®:18 – Global	Note Receivable	Cipriani (f)	29,348	Jul-14
Year-to-Date Total Acquisitions – Other			58,144

Year-to-Date Total Acquisitions			$1,097,233

Investing for the long runTM | 32

W. P. Carey Inc.
Investment Management – Third Quarter 2014

Dispositions – Other
Portfolio(s)	Security Type	Company	Gross Sale Price	Closing Date
1Q14 (N/A)

2Q14
CPA®:17 – Global	Note Receivable (g)	I Shops LLC	$68,250	Apr-14

3Q14 (N/A)
Year-to-Date Total Disposition – Other			$68,250
________

(a)	Acquisition was deemed to be a business combination and purchase price includes acquisition-related costs and fees, which were expensed.

(b)	Amount reflects the applicable exchange rate on the date of acquisition.

(c)	Acquisition includes a build-to-suit transaction. Purchase price represents total commitment for build-to-suit funding. Gross square footage cannot be determined at this time.

(d)
Acquisition includes a build-to-suit transaction. Purchase price represents price paid for existing facility plus total commitment for build-to-suit funding. Gross square footage represents square footage for existing facility.

(e)	Purchase price excludes hotel renovation commitments.

(f)	Purchase price includes acquisition-related costs and fees, which were expensed.

(g)
CPA®:17 – Global deconsolidated a portion of this investment when the investee substantially repaid the balance of the outstanding note receivable. This transaction was accounted for as a partial sale.

Investing for the long runTM | 33

W. P. Carey Inc.

Appendix
Third Quarter 2014

Investing for the long runTM | 34

W. P. Carey Inc.
Appendix – Third Quarter 2014

Normalized Pro Rata Cash Net Operating Income (NOI)
In thousands. From real estate.

Three Months Ended Sep. 30, 2014
Consolidated Lease Revenues:
Total lease revenues – as reported	$149,243
Total lease revenues – discontinued operations	—
149,243
Less: Consolidated Non-Reimbursable Property Expenses:
Non-reimbursable property expenses – as reported	4,642
Non-reimbursable property expenses – discontinued operations	139
4,781

144,462

Plus: NOI from Operating Properties:
Hotels NOI	2,426
Self-storage properties NOI	162
2,588

147,050

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Add: Pro rata share of NOI from equity investments	4,744
Less: Pro rata share of NOI attributable to noncontrolling interests	(6,373)
(1,629)

145,421

Adjustments for Pro Rata Non-Cash Items:
Add: Above- and below-market rent intangible lease amortization	13,841
Less: Straight-line rent amortization	(1,763)
Add: Other non-cash items	294
12,372

Pro rata cash NOI (a)	$157,793

Adjustment to normalize for intra-period acquisitions and dispositions (b)	1,211

Normalized pro rata cash NOI (a)	$159,004
________

(a)
Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.

(b)
For properties acquired during the three months ended September 30, 2014, the adjustment replaces our pro rata share of cash NOI for the partial period with an amount equivalent to our pro rata share of cash NOI for the full period. For properties disposed of during the three months ended September 30, 2014, the adjustment removes our pro rata share of cash NOI for the period.

Investing for the long runTM | 35

W. P. Carey Inc.
Appendix – Third Quarter 2014

Reconciliation of Net Income to Adjusted EBITDA
In thousands.

	Three Months Ended
	Sep. 30, 2014	Jun. 30, 2014	Mar. 31, 2014
		(Revised) (a)	(Revised) (b)
Net income attributable to W. P. Carey	$27,337	$64,739	$114,176

Adjustments to Derive Consolidated EBITDA:
Depreciation and amortization (c)	59,524	63,555	53,244
Interest expense (c)	46,588	47,826	39,248
Provision for income taxes (c)	945	8,340	2,308
EBITDA (d)	134,394	184,460	208,976

Adjustments to Derive Adjusted EBITDA:
Adjustments for Non-Cash Items:
Above- and below-market rent intangible and straight-line rent adjustments	12,642	8,125	10,817
Stock-based compensation expenses	7,979	7,957	6,826
Unrealized losses (gains) on hedging activity (a) (e)	4,806	403	(1,179)
Impairment charges	4,225	2,066	—
	29,652	18,551	16,464
Adjustments for Non-Core Items: (f)
Loss on extinguishment of debt (a)	1,122	721	7,992
Property acquisition expenses	609	224	100
Realized (gains) losses on hedging activity (a) (e)	(272)	158	662
Gain on sale of real estate, net	(259)	(25,582)	(3,176)
Merger expenses (g)	9	915	29,511
Gain on change in control of interests (b)	—	—	(104,645)
	1,209	(23,564)	(69,556)
Adjustments for Pro Rata Ownership:
Real Estate Joint Ventures: (h)
Add: Pro rata share of adjustments for equity investments	1,487	1,725	3,048
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(6,354)	(5,330)	(6,896)
	(4,867)	(3,605)	(3,848)
Equity Investments in the Managed REITs: (i)
Add: Distributions received from equity investments in the Managed REITs	1,298	1,245	7,431
Less: Income from equity investments in the Managed REITs	(241)	(650)	(470)
	1,057	595	6,961

Adjusted EBITDA (d)	$161,445	$176,437	$158,997
________

(a)	For the three months ended June 30, 2014, amounts related to realized and unrealized hedging activity and loss on extinguishment of debt have been revised.

(b)
For the three months ended March 31, 2014, represents a gain of $74.4 million recognized on our previously-held interest in shares of CPA®:16 – Global common stock and a gain of $30.2 million recognized on the purchase of the remaining interests in nine investments from CPA®:16 – Global, which were previously accounted for under the equity method. During the second quarter of 2014, we identified certain measurement period adjustments which increased the fair value of our previously-held interest in shares of CPA®:16 – Global common stock by $1.3 million. We did not record this adjustment during the three months ended June 30, 2014 but rather in the three months ended March 31, 2014. Consequently, amounts presented above for gain on change of control in interests and net income for the three months ended March 31, 2014 differ from amounts presented in the first quarter filings.

(c)	Includes amounts related to discontinued operations.

(d)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(e)	Comprised of gains and losses on derivatives and gains and losses on foreign currency hedges.

(f)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(g)
Amount for the three months ended March 31, 2014 included reported merger costs as well as income tax expense incurred in connection with the CPA®:16 Merger. Income tax expense incurred in connection with the CPA®:16 Merger represents the current portion of income tax expense, including the permanent difference incurred upon recognition of deferred revenue associated with the accelerated vesting of shares previously issued by CPA®:16 – Global for asset management and performance fees.

(h)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items, and non-core items from joint ventures.

(i)	Adjustments to include cash distributions received from the Managed REITs in place of our pro rata share of net income from our ownership in the Managed REITs.

Investing for the long runTM | 36

W. P. Carey Inc.
Appendix – Third Quarter 2014

Terms and Definitions

Non-GAAP Financial Disclosures
AFFO
FFO is a non-GAAP measure defined by NAREIT. NAREIT defines FFO as net income or loss (as computed in accordance with GAAP) excluding: depreciation and amortization expense from real estate assets, impairment charges on real estate, gains or losses from sales of depreciated real estate assets, and extraordinary items; however, FFO related to assets held for sale, sold, or otherwise transferred and included in the results of discontinued operations are included. These adjustments also incorporate the pro rata (described below) share of unconsolidated subsidiaries. FFO is used by management, investors, and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers. Although NAREIT has published this definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations.
We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries, and unrealized foreign currency exchange gains and losses. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude acquisition expenses and non-core expenses, such as merger and restructuring expenses. Merger expenses are related to the CPA®:16 Merger. We also exclude realized gains/losses on foreign exchange and derivatives which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income as (i) they are not the primary drivers in our decision-making process and (ii) excluding these items provides investors with a view of our portfolio performance over time and make it more comparable to other REITs that are currently not engaged in acquisitions, mergers, and restructurings, which are not part of our normal business operations. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.
We believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as alternatives to cash from operating activities computed under GAAP, or as indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income, or cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our net leased and operating properties. We define cash NOI as cash rents from our leased and operating properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis, referred to as pro rata cash NOI, to account for our share of income related to unconsolidated joint ventures and noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our leased and operating properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI, may not be directly comparable to the way other REITs present cash NOI.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter and to include a full quarter’s pro rata cash NOI related to acquisitions purchased during the period. We believe this measure provides a helpful representation of our net operating income from our in-place leased and operating properties.

Investing for the long runTM | 37

W. P. Carey Inc.
Appendix – Third Quarter 2014

Adjusted EBITDA
We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments, and unrealized gains and losses from our hedging activity. Additionally, we exclude merger expenses related to the CPA®:16 Merger, which are considered non-core, and gains and losses in real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and non-core items, which may cause short-term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies.
Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared under the pro rata consolidation method. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. Under the full consolidation method, we report 100% of the assets, liabilities, revenues, and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly-owned investments, we report our net investment and our net income or loss from that investment. Under the pro rata consolidation method, we generally present our proportionate share, based on our economic ownership of these jointly-owned investments, of the assets, liabilities, revenues, and expenses of those investments.
ABR
ABR represents contractual minimum annualized base rent for our net-leased properties. ABR is not applicable to operating properties.

Investing for the long runTM | 38